FREMONT MUTUAL FUNDS, INC.
                       Supplement dated November 30, 2004
                                     to the
            Prospectus dated March 1, 2004, as amended July 26, 2004


Fremont U.S. Small Cap Fund
---------------------------

Effective November 19, 2004, TimesSquare Capital Management, LLC ("TimesSquare LLC") has replaced TimesSquare Capital Management Inc. ("TimesSquare Inc.") as subadvisor of the Fremont U.S. Small Cap Fund (the "Fund"). The replacement is due to a change of ownership as the result of the sale of TimesSquare Inc.'s growth equity investment advisory business to certain key members of management and Affiliated Managers Group, Inc. ("AMG"). As a result of the transaction, which closed on November 19, 2004, the growth equity investment advisory business of TimesSquare Inc. is being operated through a new company, TimesSquare LLC. TimesSquare LLC is a registered investment adviser located at Four Times Square, 25th Floor, New York, New York 10036. Yvette C. Bockstein and Grant R. Babyak, who currently serve as portfolio managers to the Fund, will manage the Fund in the same manner as before the transaction as portfolio managers of TimesSquare LLC.

TimesSquare LLC is an investment management firm with assets under management of approximately $5 billion. The firm continues the growth equity investment management business of TimesSquare Inc. with a focus on the management of small and mid-cap growth equity securities. AMG, located at 600 Hale Street, Prides Crossing, Massachusetts, is an asset management company that acquires and holds majority equity investments in a diverse group of mid-sized investment management firms which, in the aggregate, currently manage approximately $105 billion in assets. AMG is the managing member of and owns a majority equity interest in TimesSquare LLC; the remaining equity of TimesSquare LLC is owned by certain key personnel, including the Fund's portfolio managers, Grant Babyak and Yvette Bockstein.

All references to TimesSquare Inc. in the Fund's prospectus shall now refer to TimesSquare LLC.